UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 3, 2025
Date of Report (Date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer and Treasurer
On December 3, 2025, the Board of Directors (the “Board”) of Workiva Inc. (the “Company”, “we”, or “us”) appointed Barbara Larson to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, effective January 20, 2026 (the “Effective Date”).
Ms. Larson, age 55, has served as the Chief Financial Officer of SentinelOne, Inc. since September 2024. Before that, Ms. Larson held various positions at Workday from July 2014 until June 2023, including Chief Financial Officer from February 2022 to June 2023; Senior Vice President of Accounting, Tax, and Treasury from February 2021 to January 2022; and General Manager of Workday Financial Management from April 2019 to January 2021. Prior to joining Workday, Ms. Larson held senior financial roles at VMware, Inc., TIBCO Software Inc., and Symantec Corporation. Ms. Larson has also been a member of the board of directors of Equifax Inc. (NYSE: EFX), a global data, analytics, and technology company, since May 2024. Ms. Larson received a bachelor’s degree in business administration from the University of Arizona. There are no arrangements or understandings between Ms. Larson and any other person pursuant to which she was selected as an officer. Ms. Larson does not have any related party transactions or family relationships with the Company or any of the Company’s other officers or directors, and does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with this appointment, Ms. Larson and the Company entered into an executive employment agreement (the “Employment Agreement”) which provides that her annual base salary will be $485,000, that she will have the opportunity to earn an annual bonus pursuant to the Company’s applicable bonus plan, with an initial target bonus opportunity of 85% of her base salary for 2026, and that she will receive an initial grant of restricted stock units with a grant date value of $8,000,000 pursuant to the Workiva Inc. 2014 Equity Incentive Plan, as amended and restated. The Employment Agreement further provides that she will be entitled to employee benefits made generally available by the Company to its full-time U.S. employees. Under her Employment Agreement, Ms. Larson is subject to certain confidentiality, non-solicitation and non-compete covenants similar to those of other Company executive officers.
If Ms. Larson is terminated by the Company for any reason other than “Cause” or her death or “Disability” (as such terms are defined in her Employment Agreement), she will be paid a lump sum payment equal to her annual base salary, which will be paid 60 days following her termination, and the vesting of her outstanding equity awards and any equity-based compensation awards that would have vested during the one-year period following her termination will be accelerated, with performance-based awards vesting at target levels, subject to her executing a customary release of claims. In the event of a Change in Control (as such term is defined in her Employment Agreement), if Ms. Larson’s employment is terminated by the Company without Cause or by her for good reason in the three months prior to or one year following a Change in Control, the Company will pay her a lump sum payment equal to 18 months of her annual base salary plus target bonus for the current year, which will be paid 60 days following her termination, and the vesting of her outstanding equity awards will be accelerated, with performance-based awards vesting at maximum levels, subject to her executing a customary release of claims.
The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Employment Agreement filed as Exhibit 10.1 to this report.

In connection with her appointment, Ms. Larson has also entered into an indemnification agreement with the Company, the form of which was attached as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 17, 2014.

Appointment of Interim Chief Financial Officer and Treasurer
As previously disclosed in its quarterly reports on Form 10-Q for the periods ended June 30, 2025 and September 30, 2025, the Company announced that Jill E. Klindt, Executive Vice President, Chief Financial Officer and Treasurer, will step down in 2025 following a transition period, and, pursuant to Ms. Klindt’s Severance and

Transition Services Agreement, her employment will end on December 26, 2025, unless terminated earlier by either party.
On December 3, 2025 the Board appointed Julie Iskow, 64, the Company’s President, Chief Executive Officer and a director of the Board, to succeed Ms. Klindt as Interim Chief Financial Officer and Treasurer (“Interim CFO”), effective as of December 27, 2025 (or upon the termination of Ms. Klindt’s employment if earlier). Ms. Iskow will serve as Interim CFO until the Effective Date, and will remain the Company’s President, CEO and director through and after the interim period.
Section 7 - Regulation FD
Item 7.01 - Regulation FD Disclosure
On December 10, 2025, the Company issued a press release announcing the appointment of Ms. Larson as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and the appointment of Ms. Iskow as the Company’s Interim CFO. A copy of the press release is attached hereto as Exhibit 99.1.
The information contained in Exhibit 99.1 is furnished under this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

10.1+	Employment Agreement, dated December 4, 2025, by and between the Company and Barbara Larson

99.1*	Press Release entitled "Workiva Appoints Barbara Larson as EVP & Chief Financial Officer to Drive Operational Excellence" dated December 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Management contract, compensatory plan or arrangement
* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of December, 2025.

WORKIVA INC.

By:	/s/ Brandon E. Ziegler
Name:	Brandon E. Ziegler
Title:	Executive Vice President, Chief Legal and Administrative Officer & Corporate Secretary